Ex. 99.1 Delek US Holdings, Inc. RBC Capital Markets Global Energy and Power Conference June 2018

Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; collectively with Delek US, defined as “we”, “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. These slides and any accompanying oral and written presentations contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding future: crude slates; financial flexibility; growth; return of cash to shareholders, stock repurchases and the payment of dividends including the amount and timing thereof; crude oil throughput WTI-Brent crude oil differentials including improvement thereof and impact thereof on light crude oil refineries; global improvements and OPEC cuts; crude oil markets, production, quality, pricing, imports, global production decline, exports, cuts, growth and transportation costs; light production from shale plays and Permian growth; differentials including increases, trends and the impact of thereof on crack spreads; crude oil pricing; rig counts; Permian Crude capacity; pipeline takeaway capacity; pipeline projects; crack spreads and trends thereof, refinery complexity, configurations, utilization, crude oil slate flexibility, capacities, equipment limits and margins; the ability to unlock value from the Alon USA Energy, Inc. (“ALJ”) and Alon USA Partners LP (“ALDW”) transactions from, among other things, simplification of corporate structure, synergy capture, improved operations, logistics growth, future dropdowns, cash flows, debt refinancing, run rate synergies and reduced public company costs; the ability to add flexibility and increase margin potential at the Krotz Springs refinery; improved product netbacks; our ability to complete the Alkylation project at Krotz Springs successfully or at all and the benefits, flexibility, returns and EBITDA therefrom; our ability to divest non-core assets successfully or at all and the costs, cash flow and benefits thereof; the ability to complete the sale of non-core assets successfully or at all and the timing and benefits therefrom; interest savings of $20 million or at all; logistic asset growth; increases in drop down inventory and organic projects and the timing of and potential benefits therefrom; the Big Spring Dropdown and the expected benefits therefrom; a new marking agreement between Delek US and Delek Logistics; the ability to close the Green Plains joint venture, and the timing and benefits thereof; increased capacity on the Paline Pipeline and the impacts and benefits therefrom; potential logistics dropdowns and the benefits therefrom; future distribution growth; retail growth and the opportunities and value derived therefrom; financial flexibility to support initiatives; long-term value creation from capital allocation; share repurchases and returning cash to shareholders; execution of strategic initiatives and the benefits therefrom; valuation relative to peer group; long term shareholder returns; focus on growth; access to Midland crude oil and the benefits therefrom; potential Alky Unit EBITDA. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include, but are not limited to: risks and uncertainties related to the ability to successfully integrate the businesses of Delek US, ALJ and ALDW; the risk that the combined company may be unable to achieve cost-cutting synergies, or it may take longer than expected to achieve those synergies; uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics Partners undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of earnings before interest, taxes, depreciation and amortization ("EBITDA"), adjusted EBITDA, adjusted net income (loss) per share, distributable cash flow and distribution coverage ratio provides useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. EBITDA, adjusted EBITDA, adjusted net income (loss) per share, distributable cash flow and distribution coverage ratio should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, adjusted EBITDA, adjusted net income (loss) per share, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because EBITDA, adjusted EBITDA, adjusted net income (loss) per share, distributable cash flow and distribution coverage ratio may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of EBITDA, adjusted EBITDA, adjusted net income (loss) per share and distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. 2

Investment Highlights

Overview (NYSE: DK)	• Current Price: $55.78/share (1) • Market Capitalization: $4.7 billion (1) • NYSE: DKL: (Market cap $732 mm) Own 63.5%, including 2% GP(2)
Permian Focused	• Refining crude slate is approximately 70% Permian Basin crude • Big Spring, TX refinery located in Howard County • Logistics presence through DKL in west Texas

Flexible Financial Position to Support Growth	• March 31, 2018 balance sheet:
	  • Delek US: $1.0 billion of cash; $1.96 billion of debt
	  • Includes $4.8 million cash and $737.7 million debt of DKL

Cash Returns to Shareholders	• Repurchased $120 million of stock from Nov. 2017 to Mar. 31 2018 • Total available authorization $180.0 million at March 31, 2018 • 2Q18 increased regular quarterly dividend by 25% to $0.25/share; follows a 33% increased to $0.20/share in 1Q18
Alon Acquisition	• Closed Alon USA Energy transaction on July 1, 2017 to purchase remaining 53% • Closed purchase of remaining 18.4% Alon USA Energy Partners LP units on February 7, 2018 • Executing on strategic initiatives to unlock value and capture synergies • Simplified corporate structure

(1) Based on price per common share as of close of trading on May 31, 2018.
(2) As of March 31, 2018, 5.4% of the ownership interest in the general partner is owned by three members of senior management of Delek US (who are also directors of the general partner). The remaining ownership interest is held by a subsidiary of Delek US.

3

Integrated Company with Asset Diversity and Scale Strategically Located Assets with Permian Basin Exposure Refining (1) Logistics (2) Asphalt Retail Renewables • 7th largest independent • 10 terminals 7 asphalt terminals located • Approximately 300 Approx. 23m gallons refiner • Approximately 1,290 in: stores Biodiesel: • 302,000 bpd in total miles of pipeline • El Dorado, AR • Southwest US locations • Crossett, AR •El Dorado, AR • 11.4 million bbls of • Long Beach, CA • Largest licensee of 7- • Cleburne, TX •Tyler, TX storage capacity • Muskogee, OK Eleven stores in the US •Big Spring, TX • West Texas wholesale • Memphis, TN • West Texas wholesale •Krotz Springs, LA • Joint venture crude oil • Big Spring & Henderson, marketing business • Crude oil supply: 262,000 pipelines: RIO / Caddo TX bpd WTI linked (207,000 • Own 63.5%, incl. 2% GP, • Richmond Beach, WA bpd of Permian access) of DKL 1) California refineries located in Long Beach and Bakersfield, which are not shown on the map, have not operated since 2012 2) Amounts include the Big Spring drop down that closed in March 2018 with an effective date of March 1, 2018. 4

Delek US Permian Focused WTI-Linked Crude Oil Refining System Current Refining Market Environment

WTI-Linked Refining System with Permian Based Crude Oil Slate

System with Over 300,000 bpd of Crude Oil Throughput Capacity (~70% Permian Basin Based)

Tyler, Texas
- 75,000 bpd crude throughput
- 8.7 complexity
- Light crude refinery
- Permian Basin and east Texas sourced crude

El Dorado, Arkansas
- 80,000 bpd crude throughput
- 10.2 complexity
- Flexibility to process medium and light crude
- Permian Basin, local Arkansas, east Texas and Gulf Coast crudes

Big Spring, Texas
- 73,000 bpd crude throughput
- 10.5 complexity
- Process WTI and WTS crude
- Located in the Permian Basin

Krotz Springs, Louisiana
- 74,000 bpd crude throughput
- 8.4 complexity
- Permian Basin, local and Gulf Coast crude sources

Crude Oil Supply is Primarily WTI Linked barrels -

- Approximately 262,000 bpd/95.6 million barrels per year; $1/bbl. change in WTI-Brent differential is approximately $96 million of EBITDA
  - Access to Permian crude oil accounts for 207,000 bpd/ 75 million barrels per year of this crude oil supply; $1/bbl. in WTI Midland-Brent differential is approximately $75.0 million
- Krotz Springs – Midland vs LLS - Ability to increase Midland barrels when differential is supportive

Tyler	El Dorado	Big Spring	Krotz
75 kbpd	80 kbpd	73 kbpd	74 kbpd
27.4 m bbls	29.2 m bbls	26.6 m bbls	27.0 m bbls
100% WTI linked	100% WTI linked	100% WTI linked	60% WTI linked

6

Midland WTI-Brent Crude Oil Price Differential Trends Improving

Differential is additive to crack spread trends in the current market environment

- WTI versus Brent has widened
  - Began in early 2017
- Primary drivers of this change include:
  - Global market improvement - OPEC cuts
  - Current WTI price supports production in U.S.
  - Increased light production from Shale plays
    - Permian production has continued to grow
  - Transportation cost to clear light crude oil in the export market

WTI Midland vs Brent, $/bbl (1) Outlook



Cushing-Brent Differential
Midland-Cushing Differential
Futures curve
$ per bbl.
$5
$0
-$5
-$10
-$15
-$20
-$25
-$30
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15
Jan-16
Apr-16
Jul-16
Oct-16
Jan-17
Apr-17
Jul-17
Oct-17
Jan-18
Apr-18
Jul-18
Oct-18
Jan-19
Apr-19
Jul-19
Oct-19

1) Differential source: Argus – May 31, 2018; futures based on ICE/NYMEX curve.

7

Permian Basin Attractive Drilling Economics Support Growth Production continued to grow through crude oil price volatility Crude Oil Production Grew Despite Rig Decline (1) • Crude oil production benefited by low 3,500 600 breakeven costs and improved 3,000 500 efficiencies 2,500 400 2,000 300 • As crude oil prices have increased, rig 1,500 200 count has followed 1,000 Count Rig Active • Expected crude oil production 000 bpd Production, 500 100 Rig Count Oil Prod. (MBbl/d) growth to average approximately - 0 700,000 bpd in 2018 and 2019 Jul-07 Jul-08 Jul-09 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Permian Basin Crude Oil Production Growth (2) • Delek US has access to approximately 207,000 bpd of Permian Crude Current production May 2018: 3.2 m bpd 3.9 3.3 2.5 1.9 2.0 1.4 1.6 0.9 0.9 1.0 1.2 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E 2019E 1) EIA production data through May 2018, May 14, 2018 Drilling Productivity Report; Baker Hughes rig count as of May 25, 2018. 8 2) Company estimates; current production based on EIA for May 2018.

Permian Basin Outlook - Production versus Pipeline Takeaway Capacity

Current pipeline takeaway capacity adequate, but production growth may tighten balance



Production Volume 000 barrels per day
5,500
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
$2.50
($2.50)
($7.50)
($12.50)
($17.50)
($22.50)
WTI Midland Differential ($/bbl)
Capacity under construction
Capacity ramping up
Existing capacity
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15
Jan-16
Apr-16
Jul-16
Oct-16
Jan-17
Apr-17
Jul-17
Oct-17
Jan-18
Apr-18
Jul-18
Oct-18
Jan-19
Apr-19
Jul-19
Oct-19
Existing Capacity
Enterprise Permian - 575 MBD
Sunoco PE III - 300 MBD
Plains Sunrise - 120 MBD
Plains Cactus II - 670 MBD
EPIC - 440 MBD
PSX/ANDV Gray Oak - 385
Prodcution - Actual
Production - High Case
Production - Low Case
Midland-Cushing Diff Index
Midland-Cushing Diff Forward Curve

- Outlook assumes production growth to average approximately 700,000 bpd in 2018 and 2019
- Permian pipeline take-away utilization should remain >90% during 2018
- Plains Sunrise Expansion, Cactus II, EPIC and Gray Oak are 2019 projects currently under construction out of the announced pipelines
- Midland-Cushing diff forward curve based on May 10, 2018

Source: Delek US, company reports. Takes into consideration pipelines that are currently being constructed and does not take into account announced potential pipelines that may be constructed in the future.

9

Crack Spread Cycle Turning Up Crack spread expected to continue upward trend $50 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel 2010 2011 2012 2013 2014 2015 2016 2017 2018F $40 Avg: Avg: Avg: Avg: Avg: Avg: Avg: Avg: Avg: $9.08 $23.78 $26.91 $18.08 $12.60 $15.67 $10.36 $13.51 $16.31 $30 $20 $10 $0 -$10 -$20 2010 Brent- 2011 Brent- 2012 Brent- 2013 Brent- 2014 Brent- 2015 Brent- 2016 Brent- 2017 Brent- 2018F Brent- WTI Diff: WTI Diff: WTI Diff: WTI Diff: WTI Diff: WTI Diff: WTI Diff: WTI Diff: WTI Diff: $(0.67) $(15.81) $(17.57) $(10.77) $(6.48) $(4.86) $(1.71) $(3.88) $(7.58) -$30 2019 1-Jul-12 2-Jul-13 2-Jul-14 2-Jul-15 2-Jul-16 2-Jul-17 Q32018 2-Jan-13 2-Jan-14 2-Jan-15 2-Jan-16 2-Jan-17 2-Jan-18 2-Mar-13 2-Mar-14 2-Mar-15 2-Mar-16 2-Mar-17 2-Mar-18 1-Nov-12 2-Nov-13 2-Nov-14 2-Nov-15 2-Nov-16 2-Nov-17 1-Sep-12 2-Sep-13 2-Sep-14 2-Sep-15 2-Sep-16 2-Sep-17 10-Jul-10 10-Jul-11 1-May-12 2-May-13 2-May-14 2-May-15 2-May-16 2-May-17 2-May-18 10-Jan-10 10-Jan-11 10-Jan-12 10-Mar-10 10-Mar-11 10-Mar-12 10-Nov-10 10-Nov-11 10-Sep-10 10-Sep-11 10-May-10 10-May-11 (1) Source: Platts as of May 31, 2018; 5-3-2 crack spread based on HSD. Mitsui Forward Curve as of May 31, 2018 (2) Crack Spreads: (+/-) Contango/Backwardation 10

Initiatives Underway to Create Sustainable Value

Simplifying Corporate Structure and Divesting non-core Assets Following Alon USA acquisition initiatives have been underway to unlock value. • Simplified Corporate Structure • On February 7, 2018, acquired remaining limited partner units of Alon USA Partners (ALDW); Delek US owned 81.6% of the outstanding common units • All stock for unit transaction for remaining 18.4% of the outstanding common units • Exchange ratio of 0.49 shares of Delek US for each ALDW common unit not already owned by Delek US • Reduces number of public companies to 2 (DK and DKL) lowering public company costs and simplifying corporate structure • Divesting non core West Coast Assets – Approximately $147 million of asset sales to date in 2018 • Paramount, California/AltAir Renewables (1) - Sold for approximately $72.0 million on March 16, 2018 • Expected proceeds included Delek US’ portion of the biodiesel tax credit for 2017 • West Coast Asphalt Terminals – Sold for $75.0 million plus working capital on May 21, 2018 • Evaluating options for Long Beach (1) and Bakersfield, California locations • Goal to achieve $40-$45 million potential cost savings by divesting all California assets (2) and cash flow from asset sales • Expected to exit J Aron financing agreement for California in 2Q18 that should reduce interest and fees • Simplified Debt Structure • Closed on a five year $1.0 billion revolving ABL and seven year $700 million term loan B on March 30, 2018 • Consolidated the number of debt facilities and lowered overall interest cost • Creates an expected additional annualized interest savings of approximately $20.0 million; in addition to cost of capital synergies at 3/31/18 1) At Sept. 30, 2017 Paramount and Long Beach were presented as discontinued operations per accounting requirements due to efforts to divest the operations. Bakersfield remains as part of continuing operations. 12 2) This amounts excludes any benefit from the biodiesel tax credit at AltAir and including a biodiesel tax credit at AltAir the estimated range would be $20.0 to $25.0 million.

Robust Synergy Opportunity from DK/ALJ Combination

Steady improvement in expected synergies from transaction

Type	Description	New Estimate	Feb. 2018 Estimate
Commercial	• Logistics, purchase and trading benefits from a larger platform	• **$24-$34 m**	• $20-$30 m
Operational	• Sharing of resources across the platform; improved insurance and procurement efficiencies	• **$21-$24 m**	• $19-$22 m
Cost of Capital	• Benefit from Delek US' financial position to reduce interest expense through refinancing efforts	• **$34-$35 m**	• $30-$31 m
Corporate	• Reducing the number of public companies; consolidating functions to improve efficiencies	• **$36-$37 m**	• $36-$37 m



($ in millions)
Corporate
Cost of Capital
Operational
Commercial
$85-$105
$105-$120
$115-$130
$104
Original Target
Target #2 Feb. 2018
Target #3 Apr. 2018
Captured To Date 3/31/18

Expect to achieve run-rate synergies of approximately $115-$130 million in 2018; $104 million of annualized synergies captured as of March 31, 2018

13

Krotz Springs Improvement Initiatives Areas of focus to add flexibility and increase margin potential from refinery Improve Units to Add Product Flexibility • Alkylation Project – approx. $103.0 million cost; 1Q19 expected completion • Estimated annual EBITDA(1) $35-$40 million Crude – Transportation and Flexibility • Transportation – focus on reducing the cost of crude oil delivered into Krotz Springs • Flexibility – Working with DKL to explore ways to increase ability to access lower cost crude oil • Create ability to adjust crude slate between LLS and Midland based on market conditions and refinery runs Product Netback Improvement • Build out wholesale business along the Colonial Pipeline system 1) Please see page 34 for a reconciliation of forecasted net income to forecasted EBITDA. 14

Krotz Springs Alkylation Project

Expected annual EBITDA $35 to $40 million; Target completion in 1Q19

- **Alkylation unit with 6,000 bpd capacity**
  - Approx. $103.0 million estimated capital costs with $42.0 million spent as of March 31, 2018
- **Improves refinery flexibility**
  - Converts lower priced iso-butane into higher value alkylate
  - Enables multiple summer grades of gasoline to be produced
  - Increases octane to produce premium gasoline
  - Ability to access local markets
- **Estimated project returns**
  - Estimated annual EBITDA[(1)] $35-$40 million
  - Driven by the conversion/Reduces dependency on crack spread environment for project return
  - Economics based on 67 cents/gallon spread between CBOB 7.8 and iso-butane
  - Sensitivity: each 10 cents/gallon change in spread equals $3.2 million EBITDA change



Change in Yields, in 000 bpd
Gasoline
Diesel/Jet
Heavy Oils
Other
11.1
8.0
22.2
38.4
8.7
8.0
22.2
44.0
Base
Alky



Gulf Coast CBOB 7.8 – Isobutane Spread
Spread, per gallon
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.69
$0.97
$1.23
$1.21
$0.90
$0.61
$0.65
$0.69
$0.71
$0.84
2011
2012
2013
2014
2015
2016
1H 17
2H 17
1Q18
2Q18 (2)

1) Please see page 34 for a reconciliation of forecasted EBITDA to forecasted net income.
2) Average of April and May 2018.

15

Logistics Assets Positioned for Growth

Logistics Assets Positioned to Benefit from Permian Basin Activity

Growing logistics assets support crude sourcing and product marketing for customers

Pipelines/Transportation Segment

- ~805 miles [1] of crude and product transportation pipelines, including the 195 mile crude oil pipeline from Longview to Nederland, TX
- ~ 600 mile crude oil gathering system in AR
- Storage facilities with 10 million barrels [2] of active shell capacity
- Rail Offloading Facility

Wholesale/Terminalling Segment

- Wholesale and marketing business in Texas
- 10 light product terminals: [2] TX, TN, AR
- Approx. 1.4 million barrels [2] of active shell capacity



Big Springs
Colorado City
Midland
San Angelo
Abilene
Fort Worth
Dallas
Waco
Tyler
Shreveport
Little Rock
Memphis
Nashville
Brentwood
Knoxville
El Dorado
Monroe
Krotz Spring
New Orleans
Beaumont
SALA GATHERING SYSTEM
El Dorado
Magnolia
AR
LA
EAST TEXAS LOGISTICS SYSTEM
Mt. Pleasant
Greenville
Big Sandy
Longview
Tyler
Kilgore
Henderson
DELEK LOGISTICS (DKL)
Product Terminal
Product Tank Farm
Product Pipeline
Corporate Headquarters
Crude Tank Farm
Crude Pipeline
THIRD-PARTY ASSETS
Enterprise Pipeline (Product)
Delek US Refinery

(1) Includes approximately 240 miles of leased pipeline capacity.
(2) Amounts include the Big Spring drop down that was closed in March 2018 with an effective date of March 1, 2018.

17

Increased Drop Down Inventory plus Organic Project Creates Platform to Support Logistics Growth

Potential Growth for DKL

- Delek Logistics Partners provides platform to unlock logistics value
- Increased access to Permian and Delaware basin through presence of Big Spring refinery
  - Improves ability to develop crude oil gathering and terminalling assets
- Big Spring Logistics assets dropdown closed in March 2018, effective March 1
  - $40 million est. annualized EBITDA[(2)]
- Completed Paline Pipeline expansion in early March 2018
  - Capacity to 42,000 bpd from 35,000 bpd
  - $5 million est. annualized EBITDA uplift
- **Potential Dropdown Inventory:**
  - Krotz Springs Assets - $30 to $34 million EBITDA/ year [(2)]

Strong EBITDA Growth Profile Supporting Distribution Growth [(1)]



($ in millions)
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$126
$5
$37
$32
Target 2019
$200
Note: based on DKL LTM EBITDA + incremental benefit from Paline and dropdowns
1Q18 LTM EBITDA
Annualized EBITDA - Paline expansion March 2018
Big Spring Dropdown March 2018
Krotz Springs Dropdown Inventory
Total Annualized EBITDA Potential

1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. Expected amounts adjusted for what is captured in the LTM period.
2) Please see pages 35 and 36 for a reconciliation of EBITDA of Krotz Springs and Big Spring drop downs, respectively.

18

Big Spring Dropdown and Green Plains JV Should Provide Growth

Big Spring Dropdown

- Closed in March with an effective date of March 1, 2018
  - Purchase price of $315.0 million which equates to a 7.8x EBITDA multiple.
  - Expected annualized EBITDA of $40.2 million[1]
  - Financed through a combination of cash on hand and borrowings on the revolving credit facility.
- This acquisition consists of:
  - Storage tanks and salt wells – ~3.0 million barrels of aggregate shell capacity
  - Product terminals – Consists of an asphalt terminal that operated at 3,900 bpd during 2H17 and a light products terminal with 54,000 bpd throughput capacity, which operated at 28,000 bpd during 2H17
  - Marketing agreement –Delek Logistics will provide services necessary to market various refinery products produced at the refinery. 2H17 total sales volume for products to be covered by this agreement was ~74,700 bpd

Green Plains Partners Joint Venture

- Announced February 20, 2018 definitive agreement to purchase third party logistics assets subject to customary closing conditions and regulatory approval, including clearance under the Hart-Scott-Rodino (HSR) Act that is ongoing
- **Proposed Acquisition**
  - Two light products terminals – Caddo Mills, TX and North Little Rock, AR – to be purchased from an affiliate of American Midstream for $138.5 million in cash
- **Joint venture structure**
  - DKL would contribute its North Little Rock, Arkansas terminal and the Greenville tank farm located in Caddo Mills, Texas plus approximately $57.25 million in cash
  - Green Plains would contribute approximately $81.25 million in cash
  - Delek Logistics would be the operator
- **Strategic Rationale**
  - Assets are complementary creating synergy opportunities
  - Positioned to support Delek US' Tyler, Texas and El Dorado, AR refineries and grow third party business for DKL
  - Expected annualized EBITDA of $19.2 million [1] in 2019 at joint venture level

1) Please see page 36 for a reconciliation of EBITDA.

19

Positive Outlook for Paline Pipeline and West Texas Wholesale

Paline Pipeline

- **Approximately 195-mile 42 kbpd crude oil pipeline from Longview, TX south to Beaumont**
  - Allows shippers the ability to ship Midland or Cushing crude barrels to the Gulf Coast
- **Increased capacity in March 2018**
  - Added pump capacity to achieve 42,000 bpd from 35,000 bpd
  - Evaluating potential for additional capacity



LONGVIEW
Mid-Valley Longview Terminal
LA
Eastex Kilgore Terminal
Hawkins/Kilgore Mainline Station
Laneville Mainline Station
Nacogdoches Mainline Station
TX
Zavalla Mainline Station
Wolf Creek Mainline Station
Evadale Mainline Station
Phillips 66 Nederland Terminal
BEAUMONT
DELEK LOGISTICS (DKL)
SOUTHBOUND-MAINLINE
NORTHBOUND
THIRD-PARTY TANK FARM
PUMP STATION
GULF OF MEXICO

West Texas Wholesale

- **Operates in an area around the Permian Basin; Complementary to Delek US refining / retail in region:**
  - Purchases refined products from third parties for resale at owned and third party terminals in west Texas
  - Includes ethanol blending activity
  - Drilling rig count has increased since May 2016; there are currently 477 rigs operating in the Permian Basin[1]

West Texas Wholesale and Marketing Gross Margin



($ in millions)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$7.2
13,377 Bbl/d
$7.6
14,353 Bbl/d
$8.5
15,493 Bbl/d
$15.5
16,523 Bbl/d
$14.0
18,156 Bbl/d
$28.2
16,707 Bbl/d
$8.0
16,357 Bbl/d
$6.9
13,257 Bbl/dV
$20.3
13,817 Bbl/d
$2.7
14,467 Bbl/d
$5.2
15,942 Bbl/d
2009
2010
2011
2012
2013(2)
2014(2)
2015(2)
2016(2)
2017(2)
1Q17(2)
1Q18(2)

1) Source: Baker Hughes Drilling Rig report through May 25, 2018.
2) RINs gross margin benefit included in the 2013 west Texas gross margin per barrel was approximately $6.4 million, or $0.99/Bbl, 2014 gross margin included $4.6 million, or $0.75/Bbl, 2015 gross margin included $5.3 million, or $0.89/Bbl, 2016 gross margin included $6.7 million, or $1.39/bbl, 2017 gross margin included $5.6 million, or $1.11/bbl, 1Q17 gross margin included $1.2 million or $0.86/bbl, 1Q18 gross margin included $1.1 million, or $0.81/bbl

20

Future Potential Dropdowns to DKL Benefit Delek US Cash Flow

Supports Long Term Distribution Growth at Delek Logistics

- DKL Distribution was $0.75/unit for 1Q 2018
- DKL distribution growth target per LP unit of at least 10% annually through 2019
- Delek US Ownership:
  - 61.5% of LP Units
  - 2% GP Interest

Delek US GP and IDR Ownership is in DKL in the high splits

	Total Quarterly Distribution Per Unit Target Amount	Unitholders	General Partner
Minimum Quarterly Distribution	below $0.37500	98.0%	2.0%
First Target Distribution	$0.37500 to $0.43125	98.0%	2.0%
Second Target Distribution	$0.43125 to $0.46875	85.0%	15.0%
Third Target Distribution	$0.46875 to $0.56250	75.0%	25.0%
Thereafter	above $0.56250	50.0%	50.0%

Assumed Annual Distribution (LP and GP) to Delek US if Delek Logistics were to have a long term distribution growth of 10% per year.(1)



$ in millions
2016 – 2020E GP distribution CAGR +34%
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
2014: $28.1 / $1.9
2015: $33.1 / $5.0
2016: $38.3 / $12.4
2017: $42.7 / $18.8
2018E: $46.4 / $23.7
2019E: $51.4 / $31.6
2020E: $56.5 / $39.8
Distribution - LP
Distribution - GP

(1) Based on no change in number of units and assumes all units are paid distribution, including IDRs to Delek US and its affiliates. Targeted annual growth rate in distribution based on 10% through 2019 per Delek Logistics guidance in 4Q16 earnings release. Growth based on declared amounts. Growth from 2019 to 2020 based on 10% per year. Delek US and affiliates own approximately 61% of limited partner units and 100% of the general partner units. Information for illustrative purposes only, actual amounts will be determined by Delek Logistics based on future performance and pursuant to its partnership agreement.

21

DKL: Increased Distribution with Conservative Coverage and Leverage Distribution per unit has been increased twenty one consecutive times since the IPO $0.705 $0.715 $0.725 $0.750 $0.630 $0.655 $0.680 $0.690 $0.550 $0.570 $0.590 $0.610 $0.475 $0.490 $0.510 $0.530 $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 MQD (1)1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Distributable Cash Flow Coverage Ratio (2)(3)(4) Avg. 1.68x in 2014 Avg. 1.35x in 2013 Avg. 1.35x in 2015 Avg. 1.11x in 2016 Avg. 0.97x in 2017 1.61x 2.02x 1.42x 1.67x 1.39x 1.30x 1.32x 1.35x 1.25x 1.49x 1.47x 1.06x 1.18x 1.20x 1.29x 1.00x 1.14x 0.98x 0.88x 0.97x 0.96x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Leverage Ratio (5) 3.83x 4.60x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 3.88x 3.72x 3.77x 2.28x 2.40x 1.70x 1.58x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see page 37 for reconciliation. (3) 1Q18 based on total distributions paid on May 15, 2018. (4) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 22 (5) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods.

Opportunities for Retail

Integrated wholesale marketing and retail network at Big Spring; complementary to DKL west Texas

Current Retail Operations

- Approximately 300 store retail system in central/west Texas and New Mexico
  - Big Spring refinery supplies ~635 branded sites, including substantially all of Alon's retail sites
- Opportunity to invest in business to improve store base and grow over time to increase retail system value

Prior Retail Experience

- Built Southeast U.S. retail system with 348 stores
- In November 2016 sold the network for $535.0 million, net cash proceeds of $377.3 million before tax
- Deal value of approximately 12.7x EBITDA multiple



Albuquerque
Phoenix
Tucson
Wichita Falls
Abilene
Big Spring
El Paso
Tyler
El Dorado
Krotz Springs
Legend:
Refineries
Branded license agreement and payment card location
Branded company-operated and distributor location
Unbranded supply available
DKL served terminals

Comparative Retail Transaction EBITDA Multiples



Median: 10.4x
13.6x
16.4x
6.9x
7.9x
19.3x
7.8x
10.4x
12.7x
Susser (2014)
Hess (2014)
Pioneer (2014)
Aloha (2014)
Warren (2014)
Pantry (2014)
CST Brands (2016)
DK Retail (2016)

23

Solid Financial Position

Financial Strength and Flexibility to Support Initiatives At March 31, 2018 approximately $1 billion of cash Cash Balance ($MM) (1) • Focused on growing business, while maintaining $1,018 $932 financial flexibility • Sold retail assets in Nov. 2016 for $535 million $590 $689 • Closed Alon transaction on July 1, 2017 $430 $383 $219 $287 • At March 31 cash balance of $1.0 billion and net $40 debt of $943 million • Net debt of $209 million excluding DKL 2010 2011 2012 2013 2014 2015 2016 2017 Mar 31 related cash/debt 2018 Capitalization as of March 31, 2018 (2) • Current balance sheet should have financial $ in millions flexibility to support: • Capital allocation program focused on investment, return to shareholders and growth over cycle 1) Amounts prior to 4Q16 have been adjusted to remove cash associated the retail operations that were sold in November 2016. 25 2) Based on company filings as of 5/7/18.

Capital Allocation Focused on Long-Term Value Creation

- **Invest in the business**
  - 2018 spending includes the Alky unit project at Krotz Springs
  - 1Q 2019 El Dorado Turnaround planning underway
- **Programs in place allow different options to return cash to shareholders**
  - 2Q18 increased regular dividend by 25% to $0.25/qtr
    - Follows a 1Q18 increased regular dividend by 33% to $0.20/qtr
  - New $150 million DK share repurchase plan(1) approved in 1Q18; total authorization available of $180 million
- **Announced $147 million of asset divestitures in 1Q18**

Historical Capital Spending (3)



($ in millions)
$88.6
$157.1
$213.6
$191.0
$46.3
$177.5
$232.3
2012A
2013A
2014A
2015A
2016A
2017A
2018E

Dividends Declared ($/share)



Regular
Special
$0.15
$0.15
$0.33
$0.15
$0.60
$0.39
$0.21
$0.95
$0.40
$0.55
$1.00
$0.40
$0.60
$0.60
$0.60
$0.60
$0.95
2010
2011
2012
2013
2014
2015
2016
2017
2018F(2)

DK Share Repurchases ($MM)



$37.0
$74.6
$42.3
$6.0
$25.0
$95.3
2013
2014
2015
2016
4Q17
1Q18

1) These plans do not have expiration dates.
2) Based on 1Q18 quarterly dividend of $0.20/share declared on 2/26/18 plus 2Q18 dividend of $0.25/share and assumes $0.25/share dividend in 3Q18 and 4Q18. Actual amount for 2018 subject to approval by the Board of Directors during the year.
3) In addition to 2018 capital expenditures shown, there is approximately $79.6 million of midstream projects to enhance Delek's Permian position.

26

Initiatives Underway to Create Sustainable Value Execution of strategic initiatives • $104 million captured on annualized basis in 1Q18 Synergies • Increased annualized target range to $115 million to $130 million • On track to reach annualized goal in 2018 Invest in the Business • Improve Krotz Springs refinery flexibility • $103 million project; expected completion in 1Q19 (Alky Project) • $35 to $40 million annual EBITDA potential Invest in the Business • Increased capacity to 42,000 bpd from 35,000 bpd (Paline Capacity Increase) • $5.0 million potential EBITDA uplift on annual basis • Divest assets to create cash flow to Delek US Divest Non core assets • $40 to $45 million(1) potential savings from CA assets • Sold $147 million of non-core asset in 2018 to date • Completed $315 million Big Spring drop down to DKL- $40 million annualized EBITDA Unlock Logistics Value • Approximately $32 million of potential logistics annualized EBITDA in dropdown inventory • Supports growth at DKL 1) This amounts excludes any benefit from the biodiesel tax credit at Alt Air. Including a biodiesel tax credit at Alt Air the estimated range would be $20.0 to $25.0 million. 27

Questions and Answers Significant Organic Focus on Long Term Growth / Margin Shareholder Returns Improvement Opportunities An Integrated and Permian Focused Diversified Refining, Financial Flexibility Refining System Logistics and Marketing Company Complementary Logistics Systems 28

Appendix

Delek US Focused on Growth through Acquisitions



2005 to 2007
2011 to 2012
2013 to Current
Assets Purchased
Crude Gathering
Crude Logistics
Refining
Product Logistics
Retail
2011 SALA Gathering Lion Oil acquisition
Increased Gathering East and West Texas
2011 Paline Pipeline $50 mm
2012 Nettleton Pipeline $12.3 mm
DKL Joint Ventures RIO Pipeline Caddo Pipeline Exp. Inv.: ~$104 mm
2005 Tyler refinery & related assets $68.1 mm(1)
2011 Lion refinery & related pipeline & terminals $228.7 mm(1)
2013 Biodiesel Facility $5.3 mm
2014 Biodiesel Facility $11.1 mm
2015 47% ownership in Alon USA
2017 Acquired rest of Alon USA
2018 Acquired rest of Alon USA Partners
2006 Abilene & San Angelo terminals $55.1 mm
2012 Big Sandy terminal & pipeline $11.0 mm
2013 Tyler-Big Sandy Pipeline $5.7 mm
2013 North Little Rock Product Terminal $5.0 mm
2014 Mt. Pleasant System $11.1 mm (2)
2014 Frank Thompson Transport $11.9 mm
Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm
2011 - 2014 Building new large format convenience stores
2015 47% ownership in Alon USA
2016 Sold MAPCO for $535mm
2017 Acquired rest of Alon USA

(1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries.
(2) Mt. Pleasant includes $1.1 million of inventory.

Refinery Segment | Logistics Segment | Retail Segment

30

Current Delek US Corporate Structure 94.6% (1) Delek US Holdings, Inc. ownership interest NYSE: DK Market Cap: $4.7 billion Delek Logistics GP, LLC (the General Partner) 61.5% interest in LP units 2.0% interest General partner interest Incentive distribution Delek Logistics Partners, LP rights NYSE: DKL Market Cap: $732 million (1) As of March 31, 2018, a 5.4% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest is indirectly held by Delek US. (2) Market cap based on share and unit prices on May 31, 2018. 31

Access to Midland Crude Oil Benefits Margins WTI Midland vs. WTI Cushing Crude Oil Pricing ($ per barrel) $2.00 $0.00 ($2.00) ($4.00) ($6.00) ($8.00) Approx. 207,000 ($10.00) bpd of Midland crude oil in DK ($12.00) system ($14.00) Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jul-18 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jun-11 Jun-12 Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Oct-11 Oct-12 Oct-13 Oct-14 Oct-15 Oct-16 Oct-17 Apr-11 Apr-12 Apr-13 Apr-14 Apr-15 Apr-16 Apr-17 Apr-18 Feb-11 Sep-11 Feb-12 Sep-12 Feb-13 Sep-13 Feb-14 Sep-14 Feb-15 Sep-15 Feb-16 Sep-16 Feb-17 Sep-17 Feb-18 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Aug-11 Aug-12 Aug-13 Aug-14 Aug-15 Aug-16 Aug-17 Nov-11 Nov-12 Nov-13 Nov-14 Nov-15 Nov-16 Nov-17 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 May-11 May-12 May-13 May-14 May-15 May-16 May-17 May-18 Source: Argus – as of May 11, 2018 32

U.S. Refining Environment Trends Refined Product Margins and WTI-Linked Feedstock Favor Delek US Brent-WTI Cushing Spread Per Barrel (1) WTI 5-3-2 Gulf Coast Crack Spread Per Barrel(2) LLS 5-3-2 Gulf Coast Crack Spread Per Barrel(2) $50 $40 $30 $20 $10 $0 -$10 -$20 -$30 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 Nov-10 Nov-11 Nov-12 Nov-13 Nov-14 Nov-15 Nov-16 Nov-17 Sep-10 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 May-10 May-11 May-12 May-13 May-14 May-15 May-16 May-17 May-18 (1) Source: Platts as of May 31, 2018; 5-3-2 crack spread based on HSD (2) Crack Spreads: (+/-) Contango/Backwardation 33

Non GAAP Reconciliations of Potential Alky Unit EBITDA (1) Reconciliation of Forecast U.S. GAAP Net Income (Loss) to Forecast Forecasted EBITDA for Alkylation Project Range Forecasted Net Income $ 17.8 $ 21.0 Add: Interest Expense, net — — Income tax expense 10.3 12.1 Depreciation and amortization 6.9 6.9 Forecasted EBITDA $ 35.0 $ 40.0 (1) Based on projected range of potential future performance from the alkylation unit project at Krotz Springs. Amounts of EBITDA, net income and timing will vary. Actual amounts will be based on timing of completion, performance of the project and market conditions. 34

Non GAAP Reconciliations of Krotz Springs Potential Dropdown EBITDA (1) (1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, 35 DKL’s growth plans and valuation multiples for such assets at the time of any transaction.

Non GAAP Reconciliations of EBITDA (1) (1) Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 36 (2) This amount represents the forecasted 2019 performance for the total joint venture. Each partner will record performance based on their respective percentage ownership in the joint venture.

DKL: Reconciliation of Cash Available for Distribution (1) Distribution based on actual amounts distributed during the periods; does not include a LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution. (2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. (3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 37 Note: May not foot due to rounding and annual adjustments that occurred in year end reporting.

DKL: Income Statement and Non-GAAP EBITDA Reconciliation (1) Includes approximately $2.0 million of estimated annual incremental general and administrative expenses expected to incur as a result of being a separate publicly traded partnership. (2) Interest expense and cash interest both include commitment fees and interest expense that would have been paid by the predecessor had the revolving credit facility been in place during the 12 months ended 9/30/13 period presented and Delek Logistics had borrowed $90.0 million under the facility at the beginning of the period. Interest expense also includes the amortization of debt issuance costs incurred in connection with our revolving credit facility. (3) Forecast provided in the IPO prospectus on Nov. 1, 2012. (4) Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. (5) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 drop downs. Note: May not foot due to rounding. 38

Investor Relations Contact: Kevin Kremke Keith Johnson Executive Vice President, CFO Vice President of Investor Relations 615-224-1323 615-435-1366